UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2019

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value Series A Junior Participating Preferred Stock Purchase Rights	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information provided below in Item 5.02 relating to the consulting agreement is hereby incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 30, 2019, Schmitt Industries, Inc. (the “Registrant”) appointed Michael R. Zapata as its President and Chief Executive Officer, effective immediately.

Mr. Zapata, age 41, has served as the President and Executive Chairman of the Registrant since December 1, 2018. Mr. Zapata is the founding member of Sententia Capital Management, LLC (“Consultant”), a value-based investment firm, of which he has served as general partner of the Consultant since its inception in 2012. Since 2016, he has served as a director of Intermap Technologies Corporation, a provider of geospatial intelligence solutions, and acts as Chairman of its Nominating and Governance Committee. Previously, he served as a Special Operations Officer in the United States Navy from 2001-2010. Mr. Zapata has an engineering degree from Texas A&M University and an MBA from Columbia University.

A copy of the press release announcing Mr. Zapata’s appointment is furnished as Exhibit 99.1 to this report.

In connection with Mr. Zapata’s appointment, the Registrant entered into a consulting agreement with Consultant, where Consultant has agreed to provide executive management services to the Registrant, which shall be performed by Mr. Zapata. As contemplated by the terms of the agreement, the Registrant will pay to Consultant compensation in the amount of $14,000 per month for the term of the agreement, which is defined as July 30, 2019 through July 31, 2020 unless extended or earlier terminated. In addition, effective August 6, 2019, the Registrant shall grant Mr. Zapata 17,777 restricted stock units (“RSUs”) in accordance with the Registrant’s Amended and Restated 2014 Equity Incentive Plan, which will vest immediately upon date of grant. In line with the Performance-Based Pay for Executives policy, Mr. Zapata will also be eligible for an RSU bonus of up to 100% of annual cash compensation upon achieving performance-based objectives determined by the Compensation Committee and agreed upon by Mr. Zapata.

The foregoing description of the consulting agreement does not purport to be complete and is qualified in its entirety by reference to the consulting agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Consulting Agreement for Sententia Capital Management, LLC dated July 30, 2019.

99.1	Press release entitled “Schmitt Industries Announces Management and Governance Updates.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

August 1, 2019	By:	/s/ Ann M Ferguson
Name: Ann M Ferguson
Title: Chief Financial Officer and Treasurer